LEASE AGREEMENT

BETWEEN:

      569 HALLS MILL ROAD, L.L.C.

                            (hereinafter "Landlord")

AND:

      IVC Industries Inc.

                             (hereinafter "Tenant")

PREMISES:   The Property known as 569 Halls Mill Road, Freehold, New Jersey and designated as Lot 3 in Block 79 as shown on the Tax Map of the Township of Freehold, Monmouth County, New Jersey

DATED:  July 28, 1998
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                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----

1.  DEFINITIONS AND BASIC PROVISIONS.....................................3

2.  LEASE GRANT AND TERM.................................................4

3.  BASE RENT............................................................6

4.  LATE CHARGE..........................................................7

5.  UTILITIES AND SERVICES...............................................7

6.  USE..................................................................8

7.  ALTERATIONS, ADDITIONS OR IMPROVEMENTS...............................9

8.  TENANT'S REPAIR AND MANTENANCE......................................14

9.  MECHANICS' LIENS....................................................16

10.  SIGNS..............................................................17

11.  TENANT'S EQUIPMENT.................................................17

12.  INDEMNIFICATION....................................................18

13.  SUBORDINATION......................................................19

14.  ASSIGNMENT AND SUBLETTING..........................................20

15.  RULES AND REGULATIONS..............................................21

16.  INSPECTION.........................................................21

17.  CONDEMNATION.......................................................22

18.  FIRE OR OTHER CASUALTY.............................................23

19.  HOLDING OVER.......................................................23


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                          TABLE OF CONTENTS (continued)

                                                                       PAGE
                                                                       ----

20.   EVENTS OF DEFAULT.................................................24

21.  SURRENDER OF PREMISES..............................................28

22.  LANDLORD'S LIENS...................................................28

23.  INSURANCE..........................................................28

24.  BROKERAGE..........................................................29

25.  ESTOPPEL CERTIFICATES..............................................29

26.  NOTICES............................................................29

27.  FORCE MAJEURE......................................................30

28.  SEPARABILITY.......................................................30

29.  AMENDMENTS:  BINDING EFFECT........................................31

30.  QUIET ENJOYMENT....................................................31

31.  GENDER.............................................................32

32.  LIABILITY..........................................................32

33.  NOTICE TO LENDER...................................................32

34.  CAPTIONS...........................................................32

35.  NO PARTNERSHIP.....................................................33

36.  SALE...............................................................33

37.  BENEFIT AND BURDEN.................................................33


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                          TABLE OF CONTENTS (continued)

                                                                       PAGE
                                                                       ----

38.  ENTIRE AGREEMENT...................................................33

39.  APPLICABLE LAW.....................................................33

40.  MISCELLANEOUS......................................................34

41.  ENVIRONMENTAL REPRESENTATIONS AND CONVENANTS ......................35

42.  SECURITY DEPOSIT...................................................38

43.  EXHIBITS AND ATTACHMENTS...........................................39

44.  RENEWAL TERM.......................................................40

45.  FIRST RIGHT TO NEGOTIATE PURCHASE..................................41

46.  RIGHT OF FIRST REFUSAL.............................................41

                                 LEASE AGREEMENT

      This Lease ("Lease") made as of July 28 1998, between: 569 HALLS MILL ROAD, L.L.C., having an address at P.O. Box 622, Rumson, New Jersey 07760 ("Landlord") and IVC Industries Inc., a New Jersey corporation having an address at 500 Halls Mill Road, Freehold, New Jersey 07728 ("Tenant").

                          FUNDAMENTAL LEASE PROVISIONS

      Landlord shall lease the Premises to the Tenant pursuant to the following Fundamental Lease Provisions:

Premises:

      The Premises consist of the Building, and loading docks, parking lot area and land located on the property known as 569 Halls Mill Road, Freehold, New Jersey and also designated as Lots 2.01, 3 and 3Q in Block 79 as shown on the Tax Map of the Township of Freehold, Monmouth County, New Jersey and also designated as Block 164, Lot 18.01 as shown on the Tax Map of the Township of Howell, Monmouth County as delineated and described in Exhibit "A" attached hereto.

Term:

      A term commencing on the Commencement Date and terminating ten (10) years from the Commencement Date unless earlier terminated in accordance with the terms of this Lease.

Commencement Date:

      The Commencement Date shall be July 28, 1998.

Annual Base Rent:

      Base Rent shall commence on July 28, 1998 ("Rent Commencement Date").

      For each lease year commencing with the first lease year the Annual Base Rent (based upon approximately 129,600 square


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

feet of gross rentable area) shall be as follows:

The first lease year (July 28, 1998 through July 27, 1999): $422,500 per annum

The second lease year (July 28, 1999 through July 27, 2000): $455,000 per annum

The third lease year (July 28, 2000 through July 27, 2001): $487,500 per annum

The fourth, fifth and sixth lease years (July 28, 2001 through July 27, 2004):
$520,000 per annum

The seventh, eighth, ninth and tenth lease year (July 28, 2004 through July 27, 2008): $585,000 per annum

Base Rent Per Month:

      The monthly Base Rent shall commence on July 28, 1998 ("Rent Commencement Date"). The monthly Base Rent during each lease year commencing with the first lease year shall be as follows:

The first lease year (July 28, 1998 through July 27, 1999); $35,208.33 per month

The second lease year (July 28, 1999 through July 27, 2000): $37,916.67 per month

The third lease year (July 28, 2000 through July 27, 2001): $40,625.00 per month

The fourth, fifth and sixth lease years (July 28, 2001 through July 27, 2004):
$43,333.33 per month

The seventh, eighth, ninth and tenth lease years (July 28, 2004 through July 27, 2008): $48,750.00 per month

Security Deposit:

      $100,000.00 (Non-Interest bearing)

Permitted Use:

      Warehousing, packaging, assembly of promotional materials, displays and like items and distributing of merchandise and supplies. Any existing farmland use may be continued.

Tenant's SIC Number:

      2833

Broker:

      None


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1. DEFINITIONS AND BASIC PROVISIONS

      1.1 Fundamental Lease Provisions.

      The Fundamental Lease Provisions shall be read in conjunction with all other provisions of this Lease applicable thereto. Each reference in this Lease to any of the Fundamental Lease Provisions on pages 1, 2 and 3 shall be construed to incorporate all of the terms provided for under such provisions. If there is any conflict between any of the Fundamental Lease Provisions set forth herein and any other provisions of this lease, the latter shall control. This listing on pages 1 and 2 of monetary amounts payable by Tenant shall not be construed to be an exhaustive list of all monetary amounts payable by Tenant under this Lease.

      1.2 Definitions.

      In addition to other terms defined herein, the following terms shall have the meaning set forth herein unless the context otherwise requires:

            1.2.1 "Building" shall mean the building upon the Premises.

            1.2.2 "Governmental Authorities" shall mean all federal, state, county, municipal and governmental entities, and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Premises.

            1.2.3 "Landlord" shall mean the party designated as such on page 1 hereof, and its successors and assigns.

            1.2.4 "Premises" means the Building and improvements and land located upon the Property known as 569 Halls Mill Road, Freehold, New Jersey and also designated as Lots 2.01, 3, 3Q in Block 79 as shown on the Tax Map of the Township of Freehold, Monmouth County and also designated as Block 164, Lot
18.01 as shown on the Tax Map of the Township of Howell, Monmouth County as delineated and described in


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

Exhibit "A" attached hereto.

            1.2.5 "Real estate taxes" shall be deemed to mean all taxes and assessments, special or otherwise, assessed upon or with respect to the ownership of and/or all other taxable interests in the building and property of which the Premises are a part, imposed by federal, state or local governmental authority, or any other taxing authority having jurisdiction over the building and property excluding income, intangible, franchise, capital stock, or state inheritance taxes.

            1.2.6 "Rent" shall include Base Rent, Additional Rent and all other compensation required under this Lease.

            1.2.7 "Tenant" shall mean the tenant identified on page 1 of this Lease.

            1.2.8 "Term" shall mean the period of time specified in the Fundamental Lease Provisions. Whenever the phrase "year(s)" or "year(s) of the term of this Lease" is used, the same (sometimes referred to as a "Lease Year") shall be deemed to be the period beginning on the Commencement Date and every anniversary thereof (or, if such Commencement Date does not occur on the first
(1st) day of a calendar month, then beginning with the first (1st) day of the calendar month next following the Commencement Date and every anniversary thereof) and expiring on the last day of the month twelve (12) consecutive calendar months later. The "First Lease Year" shall include that portion of the month from the Commencement Date (if the same does not occur on the first (1st) day of a calendar month) to the end of such month.

2. LEASE GRANT AND TERM

      2.1 Grant. Landlord leases to Tenant, and Tenant leases from Landlord the Premises described in the Fundamental Lease Provisions and delineated on Exhibit A of this Lease.

      2.2 Term. The Term of this Lease shall be for the


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

period of time specified in the Fundamental Lease Provisions commencing as hereinafter set forth.

      2.3 Commencement Date.

            2.3.1 The Term shall commence on July 28, 1998.

      2.4 Acceptance of Premises. Tenant shall accept possession of the Premises on the Commencement Date of this Lease. This Lease shall continue for the Term specified in the Fundamental Lease provisions. Tenant accepts the Premises "as is". Tenant acknowledges that it presently occupies the Premises and therefore, is fully knowledgeable as to the condition of the Premises. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's obligations.


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3. BASE RENT

      3.1 Base Rent. During the Term of this Lease, the annual Base Rent shall be the sum set forth in the Fundamental Lease Provisions, which shall be payable by Tenant in equal monthly installments as set forth in the Fundamental Lease Provisions, on or before the first day of each month, in advance, payable to Landlord or Landlord's agent at the address to which notices to Landlord are to be sent hereunder, or such other place as the Landlord may designate, without any prior demand therefor and without any deductions or setoff whatsoever. Tenant's failure to make timely payments of rent as provided in Article 20.1 shall constitute an event of default under this Lease. Tenant may apply the Security Deposit against the Base Rent due in the last three (3) months of the Term with any difference between the Security Deposit and Base Rent to be paid by Tenant to Landlord. Any portion of the Security Deposit not applied against the Base Rent shall be returned in accordance with the terms of Article 42 of the Lease.

      3.2 Upon the Commencement Date, Tenant shall maintain fire and extended coverage insurance and comprehensive liability insurance in accordance with the provisions of Article 23.

      Upon the Commencement Date, Tenant shall pay as additional rent real estate taxes, as defined in this Lease, for the building and property of which the Premises are a part.

      3.3 Tenant shall pay to the taxing authority all real estate taxes for the Premises when due. Proof of payment shall be furnished to Landlord by Tenant upon request by Landlord.

      3.4 Prorating Rent. If the Commencement Date occurs on


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

a date other than the first day of a calendar month then the monthly rent for such fractional month will be prorated on a daily basis based on the actual number of days in the month.

      3.5 The obligation to pay the additional rent in Article 3 shall survive the expiration or termination of the Lease.

4.  LATE CHARGE

      Tenant shall pay a late charge ("Late Charge") of five (5%) percent (or the lawful rate, if less), of any installment of Base Rent or additional rent (or any portion thereof) that is not paid within ten (10) business days of the due date. Notice of nonpayment and the Late Charge shall be provided by Landlord to Tenant. In addition, Tenant shall pay an additional 3/4th of one percent (or the lawful rate, if less) per month for every month (or portion of a month) on any installment of Base Rent or additional rent (or any portion thereof) that is not paid within thirty (30) days of the due date and after notice of nonpayment by Landlord to Tenant.

5. UTILITIES AND SERVICES

      5.1 Beginning on the Commencement Date of the Lease, the Tenant shall pay all utilities servicing the Premises. Upon request from Landlord, Tenant shall furnish to Landlord proof of payment of the utilities. This obligation by Tenant to pay for utilities and services incurred during the term under this paragraph
5.1 shall survive the expiration or termination of this Lease.

      5.2 Should any utility service become unavailable from any public utility company, public authority or any other person, firm or corporation, including Landlord, supplying such utility, Landlord shall incur no liability whatsoever and it shall not constitute a termination of this Lease or an eviction (constructive or otherwise) hereunder provided that

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

the unavailability is not due to Landlord's negligence or willful misconduct.

6. USE

      6.1 The Premises shall be used solely for the Permitted Use set forth in the Fundamental Lease Provisions and for no other purposes except upon Landlord's written consent.

      6.2 Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire insurance or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or its contents. Tenant shall comply with all requirements of the insurance companies insuring the Premises.

      6.3 Tenant at its own cost and expense shall keep the premises clean and free of pests and vermin to the reasonable satisfaction of Landlord.

      6.4 Tenant shall not remove, attempt to remove or manifest an intention to remove all or substantially all of Tenant's goods or property from or out of the Premises, other than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all Rent which may be due or may become due during the entire term of this Lease.

      6.5 Compliance With Laws. Tenant shall comply with all applicable covenants, conditions and restrictions now or hereafter affecting the Premises; with all laws, ordinances, regulations, directives and requirements of all governmental authorities having jurisdiction over the Premises; and with any certificate of occupancy for the Building and shall not permit anything to be done on the Premises in violation thereof. Upon demand, Tenant shall discontinue any use of the

Premises in violation of any covenants, conditions and restrictions, or of any law, ordinance, regulation or governmental directive or of the certificate of occupancy.

      6.6 Tenant shall immediately give notice to Landlord in the event that Tenant receives notice of any violation of law, ordinance, regulation, directive or requirement of any governmental authority or any violation of the Certificate of Occupancy.

7. ALTERATIONS, ADDITIONS OR IMPROVEMENTS

      7.1 Tenant shall not make any material changes, improvements or additions to the Premises without the Landlord's prior written consent which shall not be unreasonably withheld. Tenant shall reimburse Landlord (which reimbursement shall be deemed additional rent) for any and all reasonable costs, including without limitation, legal, engineering or architectural costs incurred by Landlord in reviewing the plans and specifications relating to any changes, improvements or additions.

      7.2 At Landlord's request and provided Landlord gives notice at the time of its consent pursuant to Article 7.1 that it would require removal at the end of the term, Tenant shall remove any changes, improvements, or additions made during the term at the end of the Term and restore the Premises to its original condition reasonable wear and tear excepted. Tenant may remove from the Premises movable fixtures, personal property and those items set forth on Exhibit B which shall remain Tenant's property at all times.

      7.3 Tenant may elect to add to the existing Building or construct another building ("New Building") upon the Premises at Landlord's cost and expense. Tenant shall submit a plan to Landlord of the addition or New Building for Landlord's consent which shall not be unreasonably withheld. The


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

criteria for Landlord's approval shall be whether the addition or New Building is for a structure consistent with the uses permitted under the Lease with no special features making it unusable for future tenants and whether Landlord can obtain financing as specified herein. The Base Rent for the proposed addition or New Building shall be calculated on the following basis: The Landlord is to secure a loan in the amount of 100% of the cost of the addition or New Building. The Landlord shall secure a loan at competitive rates for a ten (10) year term on a twenty-five (25) year amortization schedule. The annual debt service created for this loan multiplied by 1.20 shall determine the annual Base Rent for the addition or New Building. The annual Base Rent for the addition or New Building shall be fixed for the new ten (10) year term which shall be applicable in the event of the construction of the addition or New Building.

      The addition or New Building shall be constructed with due diligence by Landlord in accordance with the Tenant's Plan.

      Any addition or New Building must comply with all governmental requirements prior to the start of construction. Landlord shall at its cost and expense diligently proceed to procure necessary governmental approvals for the addition or New Building.

      The Base Rent for the addition or New Building shall be added to the current Base Rent on the existing facility to create the new Base Rent for the entire facility.

      In the event that the addition or New Building is constructed, the Tenant agrees to enter into a new ten (10) year lease for the additions or New Building from the date of the completion of the addition or New Building and its delivery to Tenant. In such event the term of the existing lease shall be extended to be coterminous with the term of the lease for the addition or New Building. During the extended term, the Annual Base Rent set forth in the Fundamental Lease Provisions of this Lease shall remain in effect for the balance of the existing ten (10) year term in respect to the existing improvements. (Tenant shall pay rent for the addition or New Building as set forth in this Article 7.3.). If the term is so extended, after the expiration of the tenth (10th) lease year of the existing initial term the Annual Base Rent per annum set forth in Article 44 of the Lease for the renewal term or terms shall be utilized as the Annual Base Rent for the remainder of the extended ten
(10) year term in respect to the existing improvements. By way of example, if the addition or New Building is constructed and the extended term commences on the first day of the seventh lease year of the existing term the Annual Base Rent shall be $585,00 per annum for the first six (6) lease years of the remaining term (based initially upon the Annual Base Rent in the Fundamental Lease Provisions and then upon the Annual Base Rent in Article 44) and the Annual Base Rent for remaining four (4) lease years of the extended term shall be $617,500 in years seven, eight, and nine and $650,000 in year ten.

      In the event of an extension of the Lease pursuant to this Paragraph 7.3, the Renewal Term period shall be reduced by the period of the extension under this Paragraph 7.3. By way of example, if the Lease is extended for an additional six (6) years under Paragraph 7.3, the Renewal Term period under
Article 44 which equals a total of ten (10) years shall be reduced by six (6) years for a remaining renewal term period of four (4) years subsequent to the termination of the term extended pursuant to Paragraph 7.3 (at the applicable lease year rent set forth in Article 44).


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

      Any New Building or addition to the Premises shall not be in excess of 70,000 sq. ft. and any addition or New Building shall be of similar construction to the existing building with a minimum of 24' clear height with appropriate docks for this type of Building.

      During the first three years after the Commencement Date Tenant shall have the exclusive right to request Landlord to construct additional space upon the Premises as set forth in Article 7.3 and in the event that Tenant shall exercise such right the option of Landlord to recapture a portion of the Premises shall be null and void. After the expiration of the third lease year, provided Tenant has not requested Landlord to construct an addition or New Building as set forth in Article 7.3 then the Landlord upon thirty (30) days notice to Tenant may elect to recapture the portion of the Premises as delineated and described in Exhibit A-1 as attached hereto ("Recaptured Premises").

      In the event that the Landlord provides notice of its intention to recapture said portion of the Premises the Tenant shall have the right within said thirty (30) day period to request the Landlord to construct the addition or New Building upon said portion of the Premises in which event Landlord's exercise of the option to recapture the said portion of the Premises shall be null and void and Tenant shall continue to Lease said portion of the Premises.

      If the Landlord recaptures the portion of the Premises as set forth herein then the Landlord shall be permitted to construct improvements upon said Recaptured Premises subject to the limitations contained in this Lease and the rights afforded to Tenant pursuant to Articles 45 and 46. No use of the Recaptured Premises by Landlord or its tenants or successors shall interfere with the right of Tenant to use the

Premises except Landlord shall have the right to use the Recaptured Premises as provided herein. In the event Landlord recaptures the Recaptured Premises as provided herein, Landlord and Tenant shall thereafter share use of the roadway shown on the survey attached hereto as Exhibit A-1 for purposes of ingress and egress or such roadway as otherwise agreed by the parties. Landlord shall pay for any costs associated with sharing the roadway and changes to the roadway, e.g. widening, relocation costs, maintenance and repairs. Landlord shall be responsible at its sole cost and expense to obtain any required governmental approvals arising from the sharing of the roadway. Landlord's use shall not materially interfere with Tenant's use of the roadway for the Tenant's Permitted Use as set forth in the Fundamental Lease Provisions. In the event of a dispute relating to the roadway if the parties cannot agree the dispute shall be submitted by the parties to the American Arbitration Association (or its successor) for resolution. The fees and charges of the American Arbitration Association and arbitrator shall be shared equally by the parties. The decision of the arbitrator shall be final and binding upon the parties.

      In the event that the Landlord elects to recapture said portion of the Premises then Landlord shall pay real estate taxes and other charges and costs attributable to the Recaptured Premises, shall insure the Recaptured Premises with the same coverage required of Tenant under this Lease and shall defend, indemnity and save harmless Tenant from and against all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury to persons or damage to or to loss of property on or about the Recaptured


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

Premises. Tenant shall have no responsibility for the Recaptured Premises and shall be relieved of any and all further responsibility in respect to said Recaptured Premises. If the Landlord recaptures the Recaptured Premises pursuant to the terms of the Lease the reference in the Lease to the "Premises" shall thereafter not include the "Recaptured Premises".

8. TENANT'S REPAIRS AND MAINTENANCE

      8.1. Tenant will not in any manner deface or injure the Building, and will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees or invitees. Except for the roof, Tenant shall maintain, repair and take good care of the Premises whether interior or exterior, structural or non-structural or whether capital or non-capital and keep the Premises free from debris, waste and nuisance of any kind, at its cost and expense in accordance with the Repair and Maintenance schedule attached hereto as Exhibit C. Tenant shall keep the Premises, including but not limited to, all mechanical systems, the heating and air conditioning system, plumbing, electrical systems, overhead doors, loading docks and related mechanisms, equipment and fixtures in good condition and working order, reasonable wear and tear excepted.

      Tenant shall be responsible for the removal of all garbage from the Premises in accordance with law. Tenant shall store its garbage pending removal in a neat and orderly manner.

      The performance by Tenant of its obligations to maintain and to make repairs or replacements shall only be performed by contractors and subcontractors of Tenant reasonably approved in writing in advance by Landlord, it being understood that Tenant shall procure and maintain, and shall cause contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain, insurance coverage against such risks, in compliance with Article 23 hereto.

      If Tenant fails to perform such maintenance and/or to make such repairs or replacements or to take steps to have defective or damaged condition(s) corrected within fifteen (15) days after the occurrence of damage or injury, or detection of such condition(s), Landlord may at its option make such maintenance and/or repair or replacement, and Tenant, shall upon demand therefor, pay Landlord for the cost thereof as additional rent. At the end or other termination of this Lease, Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises.

      8.2 Within in twelve (12) months of the Commencement Date Tenant shall pave at its sole cost and expense the parking lot in accordance with a paving plan attached hereto as Exhibit C.


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

9. MECHANICS' LIENS

      As a condition precedent to Landlord giving advance written consent to Tenant's use of outside contractors and subcontractors for repairs and/or maintenance of the Premises or replacements ("Repairs"), Tenant shall obtain and deliver to Landlord, on Landlord's written demand therefor, a list of all contractors, subcontractors, materialmen and laborers involved or to become involved in such work. If any mechanic's or materialmen's lien is filed against the Premises, for work claimed to have been done for, or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law or by making a deposit of funds as necessary to cause discharge of the lien under the Construction Lien Law (N.J.S.A. 2A:44A-1 et seq. also known as P.L. 1993 c.318) or other applicable lien law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, after five (5) days written notice to the Tenant, discharge the same and treat the cost thereof as Additional Rent payable with the monthly installment of Base Rent next becoming due. Such discharge by Landlord shall not be deemed to waive, or release or excuse the default of Tenant in not discharging the same. Any such Repairs shall be conducted on behalf of Tenant. In the event Landlord shall give its written consent to the making of any such Repairs by Tenant, such written consent shall not be deemed to be an agreement or consent by Landlord to subject the Landlord's interest in the Premises, the Building or the land to any mechanic's or materialmen's liens which may be filed in respect of any such Repairs made by or on behalf of


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

Tenant.

10. SIGNS

      Tenant may erect, install or display any sign or advertising material without the prior written consent of Landlord subject to applicable laws and ordinances.

11. TENANT'S EQUIPMENT

      11.1 Tenant shall not install any equipment of any kind or nature whatsoever which will or may necessitate any material changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system, or electrical system of the Premises, without first obtaining the prior written consent of Landlord.


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

12. INDEMNIFICATION

      Landlord shall not be liable for, and Tenant will indemnify and save harmless Landlord of and from, all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury to persons or damage to or loss of property on or about the Premises unless proximately caused by the negligence of Landlord or third parties over whom Tenant has no control. Without limiting the generality of the foregoing, Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other Governmental or by other tenants of the Building or any other matter beyond the reasonable control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building and the Premises or failure to make repairs (it being recognized that Landlord has no obligation to make repairs, or from any cause whatsoever except Landlord's negligence, willful misconduct or as may be imposed by law.


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13. SUBORDINATION

      13.1 Provided Landlord shall furnish a subordination and nondisturbance agreement as provided herein, this Lease shall not be a lien against the Premises in respect to any mortgages that may have heretofore been placed or which may hereafter be placed upon the Premises or any part thereof. Provided Landlord shall furnish a subordination and nondisturbance agreement as provided herein, the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease by virtue of this
Article 13, irrespective of the dates of recording. Tenant shall execute any instruments, without cost to Landlord, which further effect the subordination of this Lease to any such mortgage or mortgages. A refusal by Tenant to execute such instruments within fifteen (15) days from receipt of such request shall entitle Landlord to the option of canceling this Lease, or for such other relief as Landlord may elect.

      Landlord shall obtain a subordination and nondisturbance agreement from any current or future mortgagee providing that for so long as Tenant complies in full with all terms and conditions of this Lease, Tenant's possession, occupation and use of the premises shall not be disturbed or interfered with due to any non-compliance of Landlord under any mortgage.

14. ASSIGNMENT AND SUBLETTING

      14.1 Tenant may with the Landlord's prior written consent, assign this Lease or sublet the Premises which consent shall not be unreasonably withheld. Landlord shall only be entitled to refuse consent if the proposed subtenant or assignee will use the Premises in such manner as to cause environmental contamination thereof. Tenant may at any time sublease up to 36,000 square feet of rentable space to a subtenant including but not limited to Stern's Rental Corp. without Landlord's consent. Tenant may also assign this Lease or sublease the Premises without Landlord's consent (a) to a corporation or other entity, a majority of whose voting stock is owned by Tenant; or (b) to a corporation or entity in which or with which Tenant, its corporate successors or assigns, is merged or consolidated so long as the liabilities of the corporation or entity participating in such merger or consolidation are assumed by the corporation or entity surviving such merger or created by such consolidation; or (c) any corporation or entity acquiring a substantial portion of Tenant's assets so long as the successor has a net worth no less than Tenant's net worth immediately prior to such merger, consolidation, acquisition or assumption as evidenced by the most recent year end audited financial statements. If Tenant becomes a subsidiary of a corporation, Tenant shall remain as the Tenant under this Lease and if Tenant shall be merged into another entity, then such entity shall become the Tenant under this Lease.

      14.2 Tenant shall reimburse and pay Landlord for all out-of-pocket reasonable expenses, including but not limited to, architectural fees, engineering fees, and attorney's fees incurred by Landlord in connection with any permitted or attempted subletting or assignment of the Premises.

15. RULES AND REGULATIONS

      Tenant and Tenant's agents, employees, and invitees will comply fully with all reasonable rules and regulations of the Landlord relating to the Premises. Landlord shall at all times have the right to change such rules and regulations or to promulgate other reasonable rules and regulations in such manner as may be deemed advisable for the safety, care, or cleanliness of the Premises and for preservation of good order therein, all of which rules and regulations will be forwarded to Tenant in writing and shall be complied with and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

16. INSPECTION

      Landlord (and its officers, employees and representatives) shall have the right to enter into and upon any and all parts of the Premises upon reasonable notice at all reasonable hours to:

      16.1 Inspect (including but not limited to inspection of fire and sprinkler systems in the Premises which shall be at Landlord's option at least weekly) or conduct tests in same for any purpose that the Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein); and

      16.2 Show the Premises to prospective tenants within nine months prior to the expiration of the Lease Term and to show at any time during the Term the Premises to contractors, purchasers or lenders.

      16.3 Landlord will give advance notice of at least 24 hours of entry and with opportunity for Tenant's representative to be present, and will minimize interference with Tenant's operations during such entry.

17.  CONDEMNATION

      17.1 If Tenant's use of the Premises is materially adversely affected due to the taking by eminent domain of the Premises (or any part thereof or any estate therein) then, in either event, this Lease shall terminate on the date when title vests pursuant to such taking or when a declaration of taking is filed pursuant to such taking, whichever shall first occur. In the event that Landlord shall elect to convey the premises in lieu of a taking by eminent domain, this Lease shall terminate on the date of the delivery of such deed. Rent shall be apportioned as of such termination date and any Rent paid for any period beyond said date shall be repaid to Tenant.

      17.2 Tenant shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Tenant may file a separate claim for any taking of fixtures owned by Tenant which have not become Landlord's property, and for moving expenses, provided the same shall in no way affect or diminish Landlord's award.

      17.3 In the event of a partial taking which does not effect a termination of this Lease but does deprive Tenant of the use of a portion of the Premises, there shall either be an abatement or an equitable reduction of the Rent for the period for which and the extent to which the Premises so taken are not reasonably usable for the purpose for which they are leased hereunder. Notwithstanding the foregoing, if only land is taken, access to the Premises is not affected, and Tenant's ability to add to the existing Building or construct another building pursuant to Article 7.3 is not affected, then there shall not be an abatement of or an equitable reduction of the Rent.

18. FIRE OR OTHER CASUALTY

      18.1 Tenant is liable for its actions, omissions to act and/or negligence and the actions, omissions to act and/or negligence of Tenant's employees, agents or invitees with respect to the Premises and the property of which the Premises are a part.

      18.2 Tenant shall notify the Landlord at once of any fire or other casualty in the Building or on the Premises. Tenant is not required to pay Rent when the Premises are destroyed in part or in whole by a casualty not due to Tenant's actions or negligence. If part of the Premises can be used by Tenant for the purposes set forth in this Lease, Tenant must pay Rent pro rata for the usable part.

      18.3 If the Building or the Premises are partially damaged by fire or other casualty, Tenant shall repair it as soon as reasonably possible following the actual receipt of and to the extent of the insurance proceeds received by Tenant.

19. HOLDING OVER

      If Tenant does not vacate the Premises at the end of the Term, Tenant shall become a tenant-at-will and the Base Rent shall automatically become 150% of the Base Rent set forth in the Fundamental Lease Provisions plus additional rent and charges due by Tenant under the Lease.

20.   EVENTS OF DEFAULT

      20.1 The Tenant shall be in default under this Lease whenever any of the following shall have occurred or shall be continuing:

      (a) Non-payment of Rent:

      If any payment of Rent or any other lawful and proper charge upon the Lease is not paid within ten (10) business days after it shall become due and payable provided in no event shall Tenant be in default until written notice from Landlord of the failure to pay Rent and failure to pay Rent within two (2) business days after receipt of such notice from Landlord or ten (10) business days after the date such Rent was due, whichever is later.

      (b) Misrepresentation or Breach of Warranty:

            (i) Breach of Warranty: If any warranty or representation made by the Tenant to the Landlord in connection with any transaction contemplated by this Lease shall be knowingly breached and such breach shall continue for thirty
(30) Business Days after notice thereof shall have been given by the Landlord to the Tenant.

      (c) Breach of Other Covenants:

      If the Tenant shall knowingly breach or fail to perform any material term, covenant or condition of this Lease other than as referred to in Article 20.1(a) and such breach or failure to perform shall continue for thirty (30) days after notice thereof shall have been given by the Landlord to the Tenant; provided, however, that if the nature of such breach or failure of performance is such that it cannot reasonably be cured within said period of thirty (30) days, the Tenant shall not be in default under this Section 20.1 if the Tenant shall promptly (but in any event within said period of thirty (30) days) commence efforts to cure said breach or failure of performance and shall thereafter (in the reasonable opinion of the Landlord) diligently prosecute such efforts to a successful conclusion.

      (d) Any statements made by Tenant shall be deemed to be to the best of Tenant's knowledge.

      20.2 Upon any termination of this Lease, Tenant shall quit and peacefully surrender the Demised Premises to Landlord, and Landlord, upon or at any time after such termination, may without further notice, enter upon and re-enter the Demised Premises and possess and repossess himself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises including but not limited to any subtenant or assignee of Tenant and the property of such subtenant or assignee, and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

      20.3 At all times, from time to time after any such termination, Landlord may relet the Demised Premises or any part thereof for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent or alterations of the Demised Premises) as Landlord in his reasonable discretion may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such re-letting but Landlord shall make good faith efforts to mitigate damages.

      20.4 No such termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, and such liability and obligation shall survive such termination. In the event of any such termination, whether or not the Demised Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the net rent and all other charges required to be paid by Tenant up to the time of such termination of this Lease, and thereafter Tenant, until the end of what would have been the term of this Lease in the absence of such termination, shall be liable to Landlord for, and shall pay to Landlord, the equivalent of the amount of net rent and the other rent and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effective pursuant hereto, after deducting all Landlord's reasonable expenses in connection with such reletting including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, reasonable attorney's fees, alteration costs, and the expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the date on which the net rent would have been payable under this Lease as if the Lease were still in effect and Landlord shall be entitled to recover from Tenant each monthly deficiency as same shall arise.

      20.5 No failure by Landlord or Tenant to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant or Landlord, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord and Tenant. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

      20.6 In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

      20.7 Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

21.  SURRENDER OF PREMISES

      No act or thing done by Landlord or its agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord.

22. LANDLORD'S LIENS

      Landlord shall have, at all times, and Tenant hereby grants to Landlord, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach of Tenant of any covenant, agreement or condition herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property owed by Tenant presently or which may hereafter be situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant.

23.  INSURANCE

      23.1 Tenant shall maintain insurance in the form of its certificate of insurance attached hereto as Exhibit D. Tenant shall name Landlord's mortgagee as an additional insured.

      23.2 Tenant shall cause its contractors and subcontractors to comply with the insurance requirements reasonably required by Landlord.

      23.3 Tenant shall furnish a certificate of insurance and such other evidence reasonably satisfactory to Landlord of the maintenance of all insurance coverages required hereunder upon the earlier of its entry upon the Premises or the Commencement Date of this Lease.

24. BROKERAGE

      Each party warrants that it has had no dealings with any broker or agent in connection with the negotiations or execution of this Lease and a party who falsely so warrants shall indemnify the other party against all costs, claims, expenses, attorney's fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under said party.

25. ESTOPPEL CERTIFICATES

      Tenant agrees to furnish from time to time when requested by Landlord or the holder of any mortgage on the Building, an estoppel certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord or the holder of any mortgage on the Building. Tenant shall, within fifteen (15) days following receipt of said certificate from Landlord, return a fully executed copy of said certificate to Landlord within the foregoing fifteen (15) day period, failing which Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

26. NOTICES

      Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken.

      26.1. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Fundamental Lease Provisions or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

      26.2 Any notice or document required to be delivered hereunder shall be deemed to be delivered as and when actually received. Notice by the United States Mail shall be postage prepaid, certified or registered mail, (with return receipt requested) addressed to the party at the address set forth at the head of this Lease and to such other addresses as either of said parties shall have specified by written notice delivered in accordance herewith.

27. FORCE MAJEURE

      Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

28.  SEPARABILITY

      If any clause or provision of this Lease is held by any court of competent jurisdiction to be illegal, invalid, or unenforceable under present or future laws in effect during the Term hereof, then and in that event, the remainder of this

Lease shall not be affected thereby. In lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible which is legal, valid and enforceable.

29. AMENDMENTS: BINDING EFFECT

      This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by the waiving party and addressed to the other party, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of either party to insist upon the performance in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

30. QUIET ENJOYMENT

      Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hinderance from Landlord, subject to the terms and conditions of this Lease.

31. GENDER

      Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

32. LIABILITY

      The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the Land. Landlord shall not be liable for any deficiency.

33. NOTICE TO LENDER

      If the Premises or the Building or any part thereof are at any time subject to any first mortgage or other similar instrument and this Lease or the Rent hereof is assigned to such mortgagee, and Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this Lease or abate any Rent for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

34. CAPTIONS

      The captions contained in this Lease are for the convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

35. NO PARTNERSHIP

      Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, nor to create any other relationship between the parties hereto other than that of Landlord and Tenant.

36. SALE

      In the event Landlord shall sell or convey the Building, all liabilities and obligations on the part of Landlord under this Lease accruing thereafter shall terminate provided the new landlord acknowledges and agrees in writing to assume the duties and obligations under the Lease, and thereupon all such liabilities and obligations shall be binding upon the new landlord. Tenant agrees to attorn to such new landlord.

37. BENEFIT AND BURDEN

      The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and to the extent permitted under this Lease to each of their respective representatives, successors and assigns.

38. ENTIRE AGREEMENT

      This Lease, together with the Exhibits attached hereto and Riders (if any), contain and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease, the Exhibits and the Rider (if any), shall be of any force or effect.

39. APPLICABLE LAW

      This Lease and the rights and obligations of both parties hereto hereunder shall be governed by the laws of the State of New Jersey.

40. MISCELLANEOUS

      40.1 There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the leasehold premises or any interest in such fee estate.

      40.2 Neither Landlord or Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

      40.3 The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall execute a copy of this Lease and deliver the same to Tenant.

      40.4 If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, qualified to do business in New Jersey, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

      40.5 Tenant shall furnish to Landlord copies of its 10K and 10Q Reports as they are filed with the Securities and Exchange Commission. Tenant shall furnish copies of its press releases to Landlord when they are disseminated to the public.

41. ENVIRONMENTAL REPRESENTATIONS AND COVENANTS:

      In addition to and not in limitation of all other warranties and representations contained in this Lease, the Tenant represents and warrants to Landlord, after due inquiry and investigation, and hereby covenants with the Landlord as follows:

      (a) Compliance with Laws:

      Tenant's use of the Premises (including any and all use of the Premises by any tenant, subtenant or licensee of the Tenant) does not and will not knowingly violate federal, state and local environmental laws, including (but not limited to) the New Jersey Spill Compensation and Control Act, (being N.J.S.. 58:10-23.11, et seq. and commonly called the "Spill Act") and the Industrial Site Recovery Act (being N.J.S.. 131K-6 et seq. and commonly called "ISRA").

            (1) Storage of Hazardous Substances:

            To the best of the Tenant's knowledge, information and belief, and except as set forth in the "Final Report, ECRA/ISRA Compliance, Capscan Cable Company, Freehold, Monmouth County, ISRA Case No. 89100" dated March 1994 and prepared by ENVIRON Corporation, the Premises have not been used by Tenant, any tenant, subtenant or licensee of the Tenant or any prior owner, tenant, subtenant or licensee of the Premises to refine, produce, store, handle, transfer, process or transport "Hazardous Substances", as such term is defined in N.J.S. 58:10-23.11b(k), except in accordance any and all applicable state and federal law. Tenant will not knowingly in the future use nor suffer or permit the Premises to be used for the foregoing purposes unless done (a) in full compliance with any and all applicable state and federal law.

            (2) Notice of Alleged Violation:

            The Tenant shall promptly notify the Landlord and furnish the Landlord with a copy of any and all summonses, citations, directives, letters or other communications concerning any violation or alleged violation of any environmental law, rule or regulation on, about or respecting the Premises, including (but not limited to) any violation or alleged violation of the Spill Act.

            (3) Notification of Spill:

            The Tenant shall immediately notify the Landlord of any spill, leak, or discharge of hazardous substances on the Premises not authorized by a permit issued by a governmental agency having jurisdiction to issue such permits.

            (4) Payment of Lien:

            In the event a Lien shall be filed against the Premises pursuant to the Spill Act, the Tenant shall within thirty (30) days from the date that it is given notice that such a Lien has been placed against the Premises or, in the event that the State of New Jersey has commenced steps to cause the Premises to be sold pursuant to the Lien, within such shorter period of time as may be necessary to prevent such sale, either (a) pay such sum as shall be necessary to remove the Lien from the Premises, (b) provide a bond, cash deposit, or other security in an amount sufficient to discharge the claim out of which the Lien arises, or (c) take such other steps or make such other arrangements with the lienor which result in a stay of execution, or forbearance in executing, upon the lien.

            (5) Notification with Respect to ISRA:

            The Tenant shall promptly notify the Landlord of any termination of any lease or the closing or cessation of any operation at the Premises or any other event which would require or trigger any action pursuant to ISRA (including, but not limited to the events described in N.J.A.C. 7:26B-3.2, but Tenant shall not be required to take any action pursuant to ISRA upon any of the events or operations described in N.J.A.C. 7:26B-2.1. If required pursuant to the foregoing sentence, the Tenant shall provide evidence to the Landlord of compliance by tenants and users with the provisions of ISRA upon receipt by the Tenant of such evidence, including (but not limited to) any "negative declaration" from the New Jersey Department of Environmental Protection.

            (6) Indemnification:

            The Tenant shall indemnify and save harmless the Landlord from any and all damages, remedial orders, judgments or decrees, and all costs and expenses related thereto or arising therefrom, including but not limited to, attorneys fees, cleanup, removal, repair and restoration costs, and lost rentals (if any) arising out of the violation of any federal, state or local environmental laws committed by Tenant, its subtenants or licensees. The foregoing indemnification and hold harmless obligation shall remain in effect and shall survive the expiration or other termination of this Lease, and shall apply to all claims or proceedings arising out of the Landlord's interest in the Premises as owner of the Premises.

            (7) Additional Event of Default:

            Failure to comply with the provision of this Article shall constitute an Event of Default. A default under this Article shall be in addition to and not in limitation of any other Events of Default specified in this Lease.

            (8) Environmental Testing:

            The Landlord shall have the right on prior notice to Tenant of at least forty-eight (48) hours to engage in any environmental testing and sampling of the Premises that the Landlord may reasonably deem necessary to protect its interests whenever either (1) an Event of Default shall have occurred or shall be continuing or (2) the Landlord shall deem such environmental testing and sampling necessary to protect the Landlord, the Premises or any other collateral which is security for the Loan from the effects of ISRA or the Spill Act. The Tenant shall be liable for the costs of such environmental testing and sampling, which shall be payable on demand, if the results of such testing and sampling reveals a violation of ISRA or the Spill Act by Tenant, its subtenants or licensees.

42. SECURITY DEPOSIT

      The Landlord hereby acknowledges the receipt of $100,000.00 as a Security Deposit which it is to retain as security for the faithful performance of all of the covenants, conditions and agreements to this lease. The security deposit shall not bear interest. Tenant may apply same to the last three (3) months rent. Any portion of the Security Deposit not utilized to cure Tenant's default under this Lease and not applied to rent shall be returned to Tenant within ten
(10) days following lease expiration or termination.

      In the event of a bona fide sale of the Premises, the Landlord shall on notice to Tenant have the right to transfer the Security Deposit to the vendee for the benefit of Tenant but Landlord shall provide to Tenant the name and address of any vendee to whom the Security Deposit is transferred.

Landlord shall remain responsible for the return of the Security Deposit notwithstanding any transfer to a vendee.

43.  EXHIBITS AND ATTACHMENTS

      All Exhibits listed hereinbelow are incorporated into this Lease and made a part hereof for all intents and purposes:

      Exhibit A.  Description of the Premises

      Exhibit A-1 Portion of Premises subject to Recapture by Landlord

      Exhibit B.  List of Items Remaining Tenant's Property

      Exhibit C.  Remedial and Maintenance Schedule

      Exhibit D.  Insurance Policy of Landlord

44.  RENEWAL TERM

      Provided Tenant shall not be in default hereunder either at the time of the exercise of the options herein accorded or at any time thereafter prior to commencement of the Renewal Term's as herein described, Tenant shall have the right to renew the term for two successive five (5) year periods which Renewal Terms shall commence on the first day following expiration of the term ("Renewal Term") and on the first day following the First Renewal Term. All of the terms and conditions for the demise of the Premises for the Renewal Terms shall be identical to those herein contained, except with respect to the Base Rent. The Base Rent in the First Renewal Term shall be as follows: the Base Rent in the first and second lease year shall be $585,000 per annum ($48,750 per month) and in the third, fourth and fifth lease years, the Base Rent shall be $617,500 per annum ($51,458.33 per month). The Base Rent in the first and second lease years of the Second Renewal Term shall be $650,000.00 per annum ($54,166.67 per month) and in the third, fourth and fifth lease years, the Base Rent shall be $715,000 per annum ($59,583.33 per month).

      The time for Tenant's exercise of each option is of the essence. Tenant's right to renew this Lease as set forth above shall be voidable by Landlord if:

      (1) the written notice exercising the option of renewal to Landlord is not received by Landlord on or before the date which is six (6) months prior to the expiration date of the Term or six (6) months prior to the expiration date of the First Renewal Term, as the case may be; or

      (2) prior to the first day of any Renewal Term there occurs a default under this Lease; or

      (3) Tenant is not in possession of the Premises pursuant to the terms hereof at the time of the exercise of the option and at all times thereafter during the term or First Renewal Term, as the case may be.

45. FIRST RIGHT TO NEGOTIATE PURCHASE

      If Landlord desires to sell the Recaptured Premises as described in
Article 7.3 or the Premises or any portion thereof, before entering into an agreement to sell to anyone else, Landlord will notify Tenant of its desire to sell the Recaptured Premises and/or the Premises or portion thereof and the price and basic terms Landlord is asking. If, within ten (10) business days after receipt of the notice, Tenant gives Landlord written notice of its interest in purchasing the Recaptured Premises and/or the Premises or portion thereof at the price and upon the terms contained in Landlord's notice to Tenant, Landlord and Tenant agree to negotiate a legally binding agreement to carry out their previously expressed intent promptly and in good faith. If Tenant fails to give such notice to Landlord within said ten (10) business days period, Landlord will be free to sell the Premises and/or Recaptured Premises or portion thereof subject to this Lease to anyone else upon the same terms offered to Tenant and without any further obligation hereunder to Tenant.

46. RIGHT OF FIRST REFUSAL

      46.1. If at any time during the term, Landlord desires to sell the Premises or if Landlord recaptures a portion of the Premises pursuant to Article
7.3 and thereafter desires to lease or sell the Recaptured Premises or any portion thereof and receives an acceptable bona fide offer of lease or


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purchase therefor, Landlord shall give Tenant written notice (the "Landlord's
Notice") of its intention to lease or sell in accordance with that offer, which Landlord's Notice shall contain the terms and conditions of the offer to lease or purchase as well as the name and address of the prospective tenant or purchaser.

            Upon the receipt of the Landlord's Notice, Tenant shall have the right to lease the Recaptured Premises or purchase the Premises and/or the Recaptured Premises or any designated portion thereof upon the same terms and conditions contained in the bona fide offer to lease or purchase. Said right shall be deemed exercised if Landlord receives written notice from Tenant, within ten (10) business days of the receipt by Tenant of the Landlord's Notice, stating that Tenant is willing and able to purchase the Premises and/or lease or purchase the Recaptured Premises or such designated portion thereof upon the same terms and conditions as were contained in the bona fide offer. If Tenant does not exercise its right to lease the Recaptured Premises or purchase the Premises and/or the Recaptured Premises or such designated portion thereof within said ten (10) business day period, Landlord may convey the Premises and/or lease or convey the Recaptured Premises or such designated portion thereof within six (6) months after the end of said ten (10) business day period, provided such lease of the Recaptured Premises or conveyance of the Premises or Recaptured Premises is to the tenant or designated purchaser at the same rent or price and upon substantially the same terms set forth in the Landlord's Notice, and further provided that any lease or conveyance shall be subject to this Lease. The right of first refusal


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provided herein shall be a continuing option and shall apply to any and all future sales of the Premises or any portion thereof and/or to lease or sale of the Recaptured Premises during the term of the Lease. No sale of the Premises or sale or use of the Recaptured Premises by Landlord or its tenants and successors shall interfere with the right of Tenant to use the Premises or the Recaptured Premises pursuant to the terms of this Lease.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal the day and year first above written,

WITNESS:                        LANDLORD:

                                569 HALLS MILL ROAD, L.L.C.

/s/ Edward McCrossin            BY:  /s/ Donald J. Levine
----------------------              ----------------------------


ATTEST:                         TENANT:

                                IVC INDUSTRIES INC.

/s/ Martin A. Pickus            BY:  /s/ I. Alan Hirschfeld
----------------------              ----------------------------


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

                                    EXHIBIT B

1.    Pallet Racking

2.    Sprinkler System (In rack sprinkler system)

3.    Telephone System

4.    Building Signage

5.    Alarm System

                                    EXHIBIT D

Insurance Policy of Tenant (Rent Insurance and Environmental Insurance to be supplied)